SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2005


                                       FH


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2005


                             Payment Date: 11/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        85,871,139.49    5.100197%     3,248,106.96    364,966.43    3,613,073.39       0.00       0.00
Residual                1AR                 0.00    5.100197%             0.00          0.00            0.00       0.00       0.00
                        2A1        38,237,412.83    5.185000%     3,323,725.06    165,217.49    3,488,942.55       0.00       0.00
                        2A2        38,237,412.83    0.326695%             0.00     10,409.98       10,409.98       0.00       0.00
                        3A1       185,186,478.25    5.396283%     3,478,413.53    832,765.55    4,311,179.08       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1         11,265,616.97    5.325641%         1,333.04     49,997.19       51,330.23       0.00       0.00
                        B2          5,120,734.99    5.325641%           605.93     22,726.00       23,331.93       0.00       0.00
                        B3          3,072,441.00    5.325641%           363.56     13,635.60       13,999.16       0.00       0.00
                        B4          3,072,441.00    5.325641%           363.56     13,635.60       13,999.16       0.00       0.00
                        B5          2,457,952.80    5.325641%           290.85     10,908.48       11,199.33       0.00       0.00
                        B6          1,639,120.79    5.325641%           193.95      7,274.47        7,468.42       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        335,923,338.12     -           10,053,396.44  1,491,536.79   11,544,933.23     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        82,623,032.53              0.00
Residual                        1AR                 0.00              0.00
                                2A1        34,913,687.77              0.00
                                2A2        34,913,687.77              0.00
                                3A1       181,708,064.70              0.00
--------------------------------------------------------------------------------
Subordinate                     B1         11,264,283.41              0.00
                                B2          5,120,129.06              0.00
                                B3          3,072,077.44              0.00
                                B4          3,072,077.44              0.00
                                B5          2,457,661.95              0.00
                                B6          1,638,926.85              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        325,869,941.14     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    85,871,139.49     5.100197% 32051GLQ6    29.075981      3.267059    739.614116
Residual                   1AR             0.00     5.100197% 32051GLR4     0.000000      0.037723      0.000000
                           2A1    38,237,412.83     5.185000% 32051GLS2    63.992858      3.180991    672.205621
                           2A2    38,237,412.83     0.326695% 32051GLT0     0.000000      0.200427    672.205621
                           3A1   185,186,478.25     5.396283% 32051GLU7    15.832416      3.790432    827.066047
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1     11,265,616.97     5.325641% 32051GLV5     0.118230      4.434341    999.049526
                           B2      5,120,734.99     5.325641% 32051GLW3     0.118230      4.434341    999.049572
                           B3      3,072,441.00     5.325641% 32051GLX1     0.118231      4.434341    999.049574
                           B4      3,072,441.00     5.325641% 32051GLY9     0.118231      4.434341    999.049574
                           B5      2,457,952.80     5.325641% 32051GLZ6     0.118232      4.434341    999.049573
                           B6      1,639,120.79     5.325641% 32051GMA0     0.118227      4.434341    999.049577
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     335,923,338.12       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        90,382,399.54    38,523,285.32   196,964,256.89
Loan count                    433               62              910
Avg loan rate           5.475197%        5.886695%        5.771283%
Prepay amount        3,238,828.53     3,322,139.19     3,452,150.42

                          Total
                          -----
Prin balance       325,869,941.75
Loan count                   1405
Avg loan rate                5.70
Prepay amount       10,013,118.14

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        27,112.11        11,033.08        60,384.18
Sub servicer fees            0.00             0.00             0.00
Trustee fees               468.16           209.24         1,002.22


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

                          Total
                          -----
Master serv fees        98,529.38
Sub servicer fees            0.00
Trustee fees             1,679.62


Agg advances                  N/A
Adv this period              0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                        0.00             0.00             0.00
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                        0.00
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.073964%           100.000000%            309,295,030.57
   -----------------------------------------------------------------------------
   Junior            7.926036%             0.000000%             26,625,156.14
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,544,933.23         11,544,933.23
Principal remittance amount           10,053,396.44         10,053,396.44
Interest remittance amount             1,491,536.79          1,491,536.79